Fifth Third Bank | All Rights Reserved
4Q09 Credit Trends
January 21, 2010
Please refer to earnings release dated January 21, 2010
for full results including those reported on a U.S. GAAP basis
Exhibit 99.4

Fifth Third Bank | All Rights Reserved
Updated credit loss expectations vs. SCAP scenarios
$4.1B
$5.0B
$2.8B
Moody’s Longer
Recession / Weaker
Recovery Case**
Assumptions
(Dec. 2009)
Moody’s Base
Case** Assumptions
(Dec. 2009)
Realized credit losses have been significantly below SCAP submissions, which is expected to continue
SCAP Baseline Scenario
(Submitted; Mar 2009)
SCAP Adverse Scenario
(Supervisory; Mar 2009)
* Red SCAP line represents more adverse scenario as adjusted by supervisors for additional assumed two-year losses. Supervisory estimates of total two-year losses under more adverse scenario were not allocated by period. Estimate allocates total two-year supervisory losses using the allocation under Fifth Third’s submission.
** Source for assumptions: Moody’s  Economy.com. Assumptions as of 2009 year end.
Actual
$2.6B
Actual
$2.7B
Fifth Third
capitalized for this
level of losses under
SCAP (plus surplus
raised vs. buffer)
Fifth Third’s realized credit losses
have been significantly below its
SCAP submitted baseline and
more adverse scenarios
– In SCAP submissions, we
incorporated significant
conservatism, given then-
prevailing negative economic
and industry trends and
extreme uncertainty in
potential loss outcomes at
the time
– Economic and credit market
conditions have been much
better than potential
downside expectations in
Spring 2009, benefitting
results vs. SCAP scenarios
Base and stress scenarios reflect
Moody’s Base Case and Moody’s
Longer Recession and Weaker
Recovery Case (as of December
2009)**
Our current expectation is for
2010 losses to be lower than 2009
$2.9B
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
$5,500
2008 2009 2010

Fifth Third Bank | All Rights Reserved
Credit by portfolio*
C&I
26%
Other
consumer
1%
Residential
mortgage
11%
Auto
4%
Commercial
construction
19%
Commercial
mortgage
20%
Coml Lease
1%
Home equity
12%
Card
6%
Net charge-offs by loan type Net charge-offs by geography
* NPAs exclude loans held-for-sale.
MI
21%
OH
13%
IN
4%
IL
11%
KY
4%
TN
3%
NC
3%
Other /
National
9%
FL
32%
($ in millions)
C&I
Commercial
mortgage
Commercial
construction
Commercial
lease
Total
commercial
Residential
mortgage Home equity Auto Credit card consumer Total consumer
Total loans &
leases
Loan balances $25,683 $11,803 $3,784 $3,535 $44,805 $8,035 $12,174 $8,995 $1,990 $780 $31,974 $76,779
% of total 33% 15% 5% 5% 58% 10% 16% 12% 3% 1% 42%
NPAs $781 $985 $707 $67 $2,540 $523 $71 $23 $87 $0 $704 $3,244
NPA ratio 3.04% 8.34% 18.68% 1.90% 5.67% 6.51% 0.58% 0.26% 4.38% 0.08% 2.20% 4.21%
Net charge-offs $183 $142 $135 $8 $468 $78 $82 $32 $44 $4 $240 $708
Net charge-off ratio 2.81% 4.69% 13.28% 0.88% 4.08% 3.82% 2.65% 1.38% 8.81% 2.49% 2.97% 3.62%
Other

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Portfolio performance drivers
Performance Largely Driven By No Participation In
Discontinued or Suspended Lending
* Residential construction-related consumer mortgages intended to be held in portfolio until permanent financing complete. Jumbo mortgage originations currently being held due to market conditions.
Geography
• Florida and Michigan most stressed
• Remaining Midwest and Southeast performance
reflect economic trends
Products
• Homebuilder/developer charge-offs $110 million in
4Q09
– Total charge-off ratio 3.6% (3.1% ex-HBs)
– Commercial charge-off ratio 4.1% (3.2% ex-
HBs)
• Brokered home equity charge-offs 7.0% in 4Q09
– Direct home equity portfolio 1.9%
4Q09 NCO Ratios Coml Cons Total
FL/MI 8.4% 5.3% 7.1%
Other 2.5% 2.1% 2.3%
• Subprime
• Option ARMs
Discontinued in 2007
• Brokered home equity ($1.9B)
Suspended in 2008
• Homebuilder/residential development ($1.6B)
• Other non-owner occupied commercial RE
excluding homebuilder/developer ($8.0B)
Saleability
• All mortgages originated for intended sale*
Total 4.1% 3.0% 3.6%

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Non-performing assets and net charge-offs:
Product view*
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
Total NPAs
Total NCOs
0
200
400
600
800
1,000
4Q08 1Q09 2Q09 3Q09 4Q09
C&I/Lease Auto/Other CRE Res RE
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4Q08 1Q09 2Q09 3Q09 4Q09
C&I/Lease Auto/Other CRE Res RE

Fifth Third Bank | All Rights Reserved
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4Q08 1Q09 2Q09 3Q09 4Q09
Other SE National Other MW Michigan Florida
-
200
400
600
800
1,000
4Q08 1Q09 2Q09 3Q09 4Q09
Other SE National Other MW Michigan Florida
Total NPAs
Total NCOs
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
Non-performing assets and net charge-offs:
Geographic view*

Fifth Third Bank | All Rights Reserved
Nonperforming assets*
• Total NPAs of $3.2B
• Homebuilder/developer NPAs of $548M;
represent 17% of total NPAs
• Commercial NPAs of $2.5B; down 1% from
the previous quarter
• Consumer NPAs of $704M; up 7% from the
previous quarter
17%
6%
17%
11%
4%
0%
14%
18%
13%
13%
18%
46%
1%
1%
7%
3%
4% 7%
21%
8%
11%
6%
2%
8%
7%
39%
16%
5%
10%
3%
11%
6%
29%
3%
17%
C&I^ (26%) CRE (53%) Residential (18%) Other Consumer (3%)
Residential
$594M
18%
C&I*
$848M
26%
Other
$111M
3%
CRE
$1.7B
53%
^ C&I includes commercial lease
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
* NPAs exclude loans held-for-sale.

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Commercial & industrial*
Loans by geography Credit trends
Loans by industry Comments
• 39% of 4Q09 losses on loans to companies in real estate
related industries
– Loans to real estate related industries of $3.3B; 4Q09
NCO ratio of 8.5%
– 4Q09 C&I loss rate of 2.8%, excluding loans to real
estate related industries, 2.0%
• FL represented 30% of 4Q09 losses, 7% of loans
OH
20%
IN
6%
Other
29%
NC
1%
TN
3%
IL
13%
KY
5%
FL
7%
MI
16%
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
Auto Retailers
3%
Wholesale
Trade
7%
Other
35%
Real Estate
8%
Manufacturing
19%
Finance &
Insurance
16%
Auto
Manufacturing
1%
Construction
5%
Retail Trade
4%
Accomodation
2%
($ in millions)
4Q08 1Q09 2Q09 3Q09 4Q09
Balance $29,197 $28,617 $28,409 $26,175 $25,683
90+ days delinquent $76 $131 $142 $256 $118
as % of loans 0.26% 0.46% 0.50% 0.98% 0.46%
NPAs $548 $675 $634 $790 $781
as % of loans 1.88% 2.36% 2.23% 3.02% 3.04%
Net charge-offs $151 $103 $177 $256 $183
as % of loans 5.03% 1.45% 2.53% 3.70% 2.81%
C&I

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Commercial mortgage*
Accomodation
4%
Retail Trade
4%
Construction
10%
Auto
Manufacturing
0%
Finance &
Insurance
1%
Manufacturing
5%
Real Estate
50%
Other
21%
Wholesale
Trade
2%
Auto Retailers
3%
Loans by geography Credit trends
Loans by industry Comments
• Owner occupied 4Q09 NCO ratio of 2.2%, other non-owner
occupied 4Q09 NCO ratio of 6.9%
• In 4Q08 reduced concentrations in most stressed markets (FL and MI)
• Loans from FL/MI represented 39% of total loans, 56% of total losses in 4Q09
OH
27% IN
6%
NC
7%
IL
10%
KY
4%
TN
2%
Other
5%
FL
13%
MI
26%
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
($ in millions) 4Q08 1Q09 2Q09 3Q09 4Q09
Balance $12,502 $12,560 $12,407 $12,105 $11,803
90+ days delinquent $136 $124 $131 $184 $59
as % of loans 1.09% 0.99% 1.06% 1.52% 0.50%
NPAs $502 $718 $791 $968 $985
as % of loans 4.02% 5.72% 6.37% 8.00% 8.34%
Net charge-offs $151 $77 $85 $118 $142
as % of loans 2.84% 2.50% 2.73% 3.82% 4.69%
Commercial mortgage

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Commercial construction*
Accomodation
1%
Auto Retailers
1%
Finance &
insurance
3%
Construction
33%
Manufacturing
1%
Real estate
48%
Retail Trade
1%
Other
11%
Wholesale
Trade
1%
Loans by geography Credit trends
Loans by industry Comments
OH
29%
IN
6%
IL
10%
KY
3%
TN
4%
NC
8%
Other
8%
FL
18%
MI
14%
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
($ in millions) 4Q08 1Q09 2Q09 3Q09 4Q09
Balance $5,114 $4,745 $4,491 $4,147 $3,784
90+ days delinquent $73 $49 $60 $168 $16
as % of loans 1.44% 1.02% 1.34% 4.04% 0.44%
NPAs $400 $597 $735 $751 $707
as % of loans 7.82% 12.59% 16.36% 18.11% 18.68%
Net charge-offs $151 $76 $79 $126 $135
as % of loans 10.00% 6.21% 6.76% 11.56% 13.28%
Commercial construction
• Owner occupied 4Q09 NCO ratio of 6.8%, other non-owner
occupied 4Q09 NCO ratio of 14.8%
• In 4Q08 reduced concentrations in most stressed markets (FL and MI)
• Loans from FL/MI represented 32% of total loans, 61% of total losses in 4Q09

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Homebuilders/developers*
Loans by geography Credit trends
Loans by industry Comments
• Making no new loans to builder/developer sector
• Residential & land valuations under continued stress
• 3% of commercial loans; 2% of total loans
• Balance by product approximately 42% Construction,
45% Mortgage, 13% C&I
MI
18%
OH
24%
IN
7%
IL
5%
KY
4%
TN
5%
NC
15%
Other
2%
FL
20%
C&I
13%
Commercial
construction
42%
Commercial
mortgage
45%
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
($ in millions) 4Q08 1Q09 2Q09 3Q09 4Q09
Balance $2,481 $2,322 $2,102 $1,846 $1,563
90+ days delinquent $74 $37 $53 $79 $19
as % of loans 2.98% 1.59% 2.51% 4.29% 1.19%
NPAs $366 $554 $613 $600 $548
as % of loans 14.74% 23.87% 29.14% 32.51% 35.09%
Net charge-offs $128 $64 $76 $108 $110
as % of loans 19.71% 10.73% 14.06% 21.92% 26.25%
Homebuilders/developers

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st
Residential mortgage
1 liens: 100% ; weighted average LTV: 78%
Weighted average origination FICO: 728
Origination FICO distribution:  <660 10%; 660-689 8%; 690-719
12%; 720-749 13%; 750+ 30%; Other ^ 27%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 26%; 70.1-80 41%; 80.1-90
11%; 90.1-95 5%; >95% 17%
Vintage distribution: 2009 6%; 2008 13%; 2007 16%; 2006 16%;
2005 25%; 2004 and prior 24%
% through broker: 13%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
28% FL concentration driving 59% of total losses
FL lots ($281M) running at 30% annualized loss rate (YTD)
Mortgage company originations targeting 95% salability
MI
14%
OH
22%
IN
5%
IL
8%
KY
4%
TN
2%
NC
6%
Other
11%
FL
28%
^ Includes acquired loans where FICO at origination is not available
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
($ in millions) 4Q08 1Q09 2Q09 3Q09 4Q09
Balance $9,385 $8,875 $8,489 $8,229 $8,035
90+ days delinquent $198 $231 $242 $198 $189
as % of loans 2.11% 2.60% 2.85% 2.41% 2.35%
NPAs $397 $475 $475 $484 $523
as % of loans 4.23% 5.35% 5.59% 5.89% 6.51%
Net charge-offs $68 $75 $112 $92 $78
as % of loans 2.90% 3.27% 5.17% 4.38% 3.82%
Residential mortgage

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nd
Home equity
1 liens: 26%; 2 liens: 74%
Weighted average origination FICO: 757
Origination FICO distribution: <660 4%; 660-689 8%; 690-719 13%; 720-749
17%; 750+ 48%; Other 10%
Weighted average CLTV: 76% (1 liens 61%; 2  liens 81%) Origination
CLTV distribution: <=70 38%; 70.1-80 21%; 80.1-90 18%; 90.1-95 8%; >95
15%
Vintage distribution: 2009 5%; 2008 12%; 2007 12%; 2006 16%; 2005 15%;
2004 and prior 40%
% through broker channels: 16% WA FICO: 739 brokered, 760 direct; WA
CLTV: 90% brokered; 73% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Approximately 16% of portfolio concentration in broker product driving approximately 42% total loss
Portfolio experiencing increased loss severity (losses on 2 liens approximately 100%)
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
MI
21%
OH
33%
IN
9%
IL
12%
KY
8%
Other
1%
FL
9%
NC
5%
TN
2%
MI
21%
OH
25%
IN
10%
IL
11%
KY
7%
Other
20%
FL
3%
NC
1%
TN
2%
st
nd
st nd
($ in millions) 4Q08 1Q09 2Q09 3Q09 4Q09
Balance $2,313 $2,225 $2,125 $2,028 $1,948
90+ days delinquent $37 $42 $34 $38 $33
as % of loans 1.58% 1.91% 1.58% 1.87% 1.72%
Net charge-offs $26 $30 $39 $30 $34
as % of loans 4.52% 5.46% 7.41% 5.96% 7.02%
Home equity - brokered
($ in millions) 4Q08 1Q09 2Q09 3Q09 4Q09
Balance $10,439 $10,486 $10,386 $10,349 $10,226
90+ days delinquent $58 $61 $63 $66 $65
as % of loans 0.55% 0.59% 0.61% 0.64% 0.64%
Net charge-offs $27 $42 $49 $49 $48
as % of loans 1.04% 1.62% 1.91% 1.89% 1.85%
Home equity - direct

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Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increasing NPA/NCOs in real estate related products
Homebuilders, developers tied to
weakening real estate market
Increasing severity of loss due to
significant declines in valuations
Valuations; relatively small home
equity portfolio
22%
20%
9%
29%
13%
6%
1%
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs
NCOs
31%
32%
23%
12%
1%
1%
24%
20%
25%
20%
2%
7%
2%
* NPAs exclude loans held-for-sale.
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 1.7         7% 110        14% 56          30%
Commercial mortgage 1.5         13% 282        29% 44          31%
Commercial construction 0.7         18% 206        29% 56          42%
Commercial lease 0.0         1% 2            4% -         0%
Commercial 3.9         9% 600        24% 156        33%
Mortgage 2.3         28% 270        52% 46          59%
Home equity 1.0         8% 6            9% 17          20%
Auto 0.5         5% 2            10% 4            13%
Credit card 0.1         6% 5            6% 5            11%
Other consumer 0.0         2% 0            23% 1            12%
Consumer 3.9         12% 283        40% 73          30%
Total 7.8         10% 883        27% 229        32%

Fifth Third Bank | All Rights Reserved
Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
Homebuilders, developers tied to
weak real estate market
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market
31%
4%
7%
20%
2%
23%
9%
1% 3%
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs NCOs
8%
15%
2%
27%
24%
6%
18%
27%
37%
15%
2%
4%
1%
10%
4%
* NPAs exclude loans held-for-sale.
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 4.1         16% 145        19% 40          22%
Commercial mortgage 3.0         26% 194        20% 35          25%
Commercial construction 0.5         14% 81          11% 27          20%
Commercial lease 0.2         6% 10          14% 0            0%
Commercial 7.8         17% 430        17% 102        22%
Mortgage 1.1         14% 55          10% 11          15%
Home equity 2.6         21% 22          30% 22          27%
Auto 0.9         10% 4            18% 4            11%
Credit card 0.3         16% 20          22% 8            19%
Other consumer 0.1         10% 0            4% 1            12%
Consumer 5.0         16% 101        14% 46          19%
Total 12.8       17% 531        16% 148        21%

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged;
(14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.